SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 12, 2003



                                 CANDIE'S, INC.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            DELAWARE                001-10593                    11-2481903
           -----------              ---------                    ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)



400 Columbus Avenue,           Valhalla, New York                   10595
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (914) 769-8600
                                                    --------------

--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure

                  The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" pursuant to the interim guidance of the Securities and Exchange Commission contained in its Release no. 33-8216 and 34-47583.

                  On June 12, 2003 Candie's, Inc. (the "Company") issued a press release announcing its results of operations for the fiscal quarter ended April 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  The press release includes certain non-GAAP financial measures for the periods presented with respect to comparable licensing income and a qualitative reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management of the Company has chosen to provide the non-GAAP information in the press release because it believes that it provides a meaningful comparison of the Company's licensing income for the periods presented. The non-GAAP financial measures should not be considered in isolation or as a substitution for measures of financial performance prepared in accordance with GAAP.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     CANDIE'S, INC.
                                                     (Registrant)


                                        By:/s/Richard Danderline
                                           -------------------------------------
                                           Richard Danderline
                                           Executive Vice President, Finance and
                                            Operations


Date: June 12, 2003

                  Exhibit 99.1- Press Release of Candie's, Inc.
                              dated June 12, 2003.